UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 28, 2006

CASCADE FINANCIAL CORPORATION
(Exact Name of Registrant as Specified in Charter)

Washington	000-25286	91-1661954
State of other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification Number)
2828 Colby Avenue, Everett, WA 98201
(Address of principal executive offices, including Zip Code)
(425) 339-5500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Section Act (17 CFR 230.425).

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.03 Amendments to Charters or Bylaws and Change in Fiscal Year

On March 28, 2006, the Board of Directors of Cascade Financial Corporation (“Cascade”) amended and restated its Bylaws, effective March 28, 2006. A copy of the Amended and Restated Bylaws are attached hereto as Exhibit 3.3(ii).

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description

3.1(ii)	Bylaws
3.2(ii)	Amendment to Bylaws
3.3(ii)	Amended and Restated Bylaws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 28, 2006

By: /s/ Carol K. Nelson
Its: President and CEO

Exhibit Table

Exhibit	Description	Location
3.1(ii)	Bylaws	Incorporated by reference to the Registrant’s Registration Statement on Form S-4 (File No. 33-83200)
3.2(ii)	Amendment to Bylaws	Incorporated by reference to the Registrant’s Form 8-K filed September 27, 2005
3.3(ii)	Amended and Restated Bylaws	Attached